OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated July 29, 2022

The Board of Trustees (Board) of the Fund has approved the appointment of Los Angeles Capital Management LLC (“Los Angeles Capital”) as a sub-advisor to the Optimum Large Cap Growth Fund. It is currently anticipated that Los Angeles Capital will replace ClearBridge Investments, LLC (“ClearBridge”) as a sub-advisor to this Fund in mid-January 2023.

On or about mid-January 2023, in connection with the appointment of Los Angeles Capital as a sub-advisor to the Fund, the following will replace the information in the sections of the Fund’s prospectus entitled "Fund summaries: Optimum Large Cap Growth Fund – What are the Fund's principal investment strategies?" and "Fund summaries: Optimum Large Cap Growth Fund – Who manages the Fund? – Sub-advisors”:

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, if any, in equity securities of large market capitalization companies (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. For purposes of this Fund, large market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 1000® Growth Index. As of June 30, 2022, the Russell 1000 Growth Index (Index) had a market capitalization range between $328.0 million and $2.216 trillion. The market capitalization range for this Index will change on a periodic basis. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a large capitalization for purposes of this 80% policy. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Fund intends to invest primarily in common stocks of US companies, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible to common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in foreign securities, including American depositary receipts (ADRs) and other depositary receipts and shares; derivatives, including futures and options; and fixed income securities, including those rated below investment grade.

The Fund’s manager, Delaware Management Company (Manager), has selected American Century Investment Management, Inc. (“American Century”) and Los Angeles Capital Management LLC to serve as the Fund’s sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor’s share of the Fund’s assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on the sub-advisor’s own investment style and strategy.

The portfolio managers of American Century look for stocks of larger-sized companies they believe will increase in value over time. The portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of their portion of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using a variety of analytical research tools, the portfolio managers of American Century track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio managers seek securities of companies whose earnings and revenues are not only growing but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider their portion of the Fund’s growth and momentum profile relative to the benchmark. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. In addition to accelerating growth and other signs of business improvement, the portfolio managers of American Century also consider companies demonstrating price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In managing its portion of the Fund’s assets, Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of large cap equity securities and, through the use of statistical tools, estimates expected returns based on each security’s risk characteristics and the expected return to each characteristic in the current market environment. Security weights are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with guidelines and Fund regulations. The portfolio is rebalanced periodically using the quantitative model. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts will change accordingly. Los Angeles Capital will ordinarily seek to almost fully invest its segment of the Fund’s portfolio.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

Who Manages the Fund? - Sub-advisors

American Century Investment Management, Inc.

Portfolio manager	Title with American Century	Start date on the Fund
Keith Lee, CFA	Senior Vice President, Senior Portfolio Manager, Co-Chief Investment Officer, Global Growth Equity	July 2022
Michael X. Li, Ph.D.	Vice President, Senior Portfolio Manager	July 2022
Jeff Bourke, CFA	Vice President, Portfolio Manager	July 2022

Los Angeles Capital Management LLC

Portfolio manager	Title with Los Angeles Capital	Start date on the Fund
Hal W. Reynolds	Co-Chief Investment Officer, Senior Portfolio Manager	January 2023
Daniel Arche	Director, Portfolio Strategy and Senior Portfolio Manager	January 2023
Daniel E. Allen	Chief Executive Officer and Senior Portfolio Manager	January 2023

Also, on or about mid-January 2023, the following principal risk will be added to the section of the Fund’s prospectus entitled "Fund summaries: Optimum Large Cap Growth Fund – What are the principal risks of investing in the Fund?":

Quantitative model risk — The risk that funds that are managed according to a quantitative model may perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon a quantitative model.

In addition, on or about mid-January 2023, the following will replace the information in the section of the Fund’s prospectus entitled, "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Large Cap Growth Fund ":

Optimum Large Cap Growth Fund

American Century, located at 4500 Main Street, Kansas City, MO, 64111, was founded in 1958 and has more than 50 years of investment management experience. American Century is a wholly owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease. As of March 31, 2022, American Century had approximately $231 billion in assets under management. American Century has held its Fund responsibilities since July 2022.

Keith Lee (team lead), Michael Li, and Jeff Bourke are primarily responsible for the day-to-day management of American Century’s portion of the Fund. Mr. Lee has been employed by American Century since 2001 and currently serves as Senior Vice President, Senior Portfolio Manager and Co-Chief Investment Officer, Global Growth Equity. Mr. Li has been employed by American Century since 2002 and currently serves as Vice President and Senior Portfolio Manager. Mr. Bourke has been employed by American Century since 2007 and currently serves as Vice President and Portfolio Manager.

Los Angeles Capital Management LLC (“Los Angeles Capital”) is headquartered at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 9002.  Los Angeles Capital has been registered as an investment advisor with the Securities and Exchange Commission since 2002 and provides investment management services to funds and other institutional clients. Los Angeles Capital is employee owned through its parent companies, LACM Holdings Inc. and LACM Equity LLC.   Los Angeles Capital has a wholly owned subsidiary, LACM Global Ltd, an entity formed in the UK and regulated by the Financial Conduct Authority.  As of September 30, 2022, Los Angeles Capital’s

total assets under management were approximately $26 billion.  Los Angeles Capital has held its Fund responsibilities since January 2023.

Hal W. Reynolds, Daniel Arche and Daniel E. Allen are primarily responsible for the day-to-day management of the investment program for Los Angeles Capital’s portion of the Fund. Mr. Reynolds, CFA, Co-Chief Investment Officer and Senior Portfolio Manager, co-founded Los Angeles Capital in 2002. Mr. Reynolds oversees Los Angeles Capital’s investment process and works closely with Los Angeles Capital’s research team to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998.

Daniel Arche, CFA, Director, Portfolio Strategy and Senior Portfolio Manager joined Los Angeles Capital in 2007.   Mr. Arche is responsible for managing accounts in accordance with Los Angeles Capital's investment philosophy and process.  Mr. Arche works to ensure that portfolios reflect the investment outlook of Los Angeles Capital’s Dynamic Alpha Stock Selection Model® and that portfolios are operating within expected risk tolerances and guidelines.  He recommends changes to portfolio parameters with the goal of enhancing returns or better controlling risk. Mr. Arche is a member of Los Angeles Capital’s Investment Committee and chairs the Portfolio Review Committee that reviews the performance, risk profile and characteristics of client portfolios and the outlook of the Model.

Daniel E. Allen, CFA, Chief Executive Officer and President, joined Los Angeles Capital in 2009. Mr. Allen is responsible for implementing Los Angeles Capital’s mission, vision and business strategies across the organization. Mr. Allen is a senior member of the Portfolio Management team and a member of the firm’s Investment Committee. He has worked in investment management since 1983 and has worked with equity management, private markets, asset management and in consulting.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this supplement for future reference.

This Supplement is dated December 21, 2022.